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                                                                    Exhibit 99.1


[LOGO FOR VELOCITA]
                 ---------------------------------------------

FOR IMMEDIATE RELEASE
--------------------------------------

                         VELOCITA ANNOUNCES BANK WAIVER

                     Postpones reporting of year end results

         FALLS CHURCH, VA, MARCH 28, 2002 - Velocita Corp, a national broadband networks provider, today announced that it has reached agreement with a consortium of banks for a waiver of potential breaches of certain financial covenants in the company's credit agreement.

         The agreement between Velocita and the banks provides for a waiver of certain financial covenants through April 15, 2002. The waiver requires Velocita to comply with its other covenants in the credit agreement and forego further borrowing under the credit agreement and further limits the ability to make certain restricted payments to its affiliates.

         During the waiver period Velocita expects to continue discussions with its bank lenders regarding modification of the terms of its credit agreement. In addition, Velocita will continue to explore strategic relationships and alternatives. If, at the end of the waiver period, the company has not obtained an amendment to, or a waiver under, the credit agreement, the company will be in default with respect to certain financial covenants under the credit agreement. The Company is unable to predict when or if it will be able to obtain the necessary modifications of its credit agreement from its banks, or whether the banks will at any point pursue any or all remedies available to them.

         In connection with the waiver, Velocita also announced today that it will file for a 15 day extension of the filing of its annual report on Form 10-K, scheduled to be filed on April 1, 2002, and delay reporting its 2001 results of operations.

ABOUT VELOCITA

         Velocita Corp. (www.velocita.com), based in the greater Washington, D.C. area, is a broadband networks provider serving communications carriers, Internet service providers, and corporate and government customers. Founded in 1998 as a facilities-based provider of fiber optic communications infrastructure, Velocita has agreements with AT&T to construct approximately half of AT&T's nationwide fiber optic network. These construction agreements with AT&T serve as the foundation for Velocita, formerly known as PF.Net, to grow and expand its own network, as well as add service offerings. Cisco Systems provides all optical and IP equipment to power Velocita's network.

                                      # # #

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         STATEMENTS MADE IN THIS DOCUMENT THAT ARE NOT HISTORICAL FACT ARE
CONSIDERED "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY'S PLANS, INTENTIONS AND EXPECTATIONS. SUCH STATEMENTS ARE INHERENTLY SUBJECT TO A VARIETY OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED. THESE RISKS INCLUDE THE COMPANY'S ABILITY TO: OBTAIN AN AMENDMENT TO, OR WAIVER OF COMPLIANCE WITH, ITS CURRENT DEBT AGREEMENTS; REMAIN IN COMPLIANCE WITH ITS INDENTURE COVENANTS; OBTAIN ADDITIONAL CAPITAL AND FINANCING; EFFECTIVELY AND EFFICIENTLY MANAGE THE COMPLETION OF ITS FIBER NETWORK; AND SELL OR SWAP DARK FIBER OR LEASE HIGH-VOLUME CAPACITY ON ITS FIBER NETWORK; AND OTHER FACTORS, A FAILURE OF ANY OF WHICH MAY SIGNIFICANTLY DELAY OR PREVENT COMPLETION OF THE COMPANY'S FIBER NETWORK, WHICH WOULD HAVE A MATERIAL ADVERSE EFFECT ON ITS FINANCIAL CONDITION AND RESULTS OF OPERATIONS. GIVEN THESE CONCERNS, INVESTORS AND ANALYSTS SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATIONS TO PUBLICLY RELEASE ANY REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT EVENTS AND CIRCUMSTANCES OCCURRING AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

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
Velocita Media/ Industry Analyst Contact:         Velocita Financial Analyst Contact:
Pati Ross                                         Maureen Crystal
973-376-1510                                      703-564-6414
Pati.ross@velocita.com                            maureen.crystal@velocita.com
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